                                                                   EXHIBIT 10.22




                           ASSIGNMENT AND ASSUMPTION
                              OF MASTER AGREEMENT

           (SUPER 8 MOTELS, MINER, MISSOURI, POPLAR BLUFF, MISSOURI, SOMERSET, KENTUCKY, ROCK FALLS, ILLINOIS AND SAN DIEGO, CALIFORNIA)



                 THIS ASSIGNMENT AND ASSUMPTION OF MASTER AGREEMENT (this "Assignment") is executed and delivered as of this 13 day of September, 1996 by Host Funding, Inc., a Maryland corporation ("Assignor"), to CrossHost, Inc. a Maryland corporation ("Assignee"), whose mailing address is 14800 Quorum Drive, Suite 510, Dallas, Texas 75240.

                 THIS ASSIGNMENT IS EXECUTED AND DELIVERED BY ASSIGNOR AND ASSIGNEE on the basis of the following facts, intentions and understandings:

                 Assignor is a party to that certain Master Agreement (the "Master Agreement") dated as of April 1, 1996, by and between Assignor, as "Host", Crossroads Hospitality Tenant Company, L.L.C., a Delaware limited liability company ("Tenant"), as "Tenant", and Crossroads Hospitality Company, L.L.C., a Delaware limited liability company ("Crossroads"), as Crossroads, and relating to the "Leases" more particularly described therein and covering the "Hotels" (the "Hotels") known as the Super 8 Motels located in Miner, Missouri, Poplar Bluff, Missouri, Rock Falls, Illinois, Somerset, Kentucky, and San Diego, California, respectively.

                 Assignor desires to assign all of its right, title and interest in, to and under the Master Agreement to Assignee on the following terms and conditions.

                 NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is herein acknowledged and confessed, Assignor and Assignee hereby agree as follows:

         1. Assignment and Conveyance. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in, to and under the Master Agreement.

         2. Assumption. Assignee hereby accepts such assignment and assumes all obligations of Assignor under the Master Agreement arising from and after the date hereof.

         3. Representations and Warranties. Assignor represents and warrants that (a) the Master Agreement is in full force and effect, (b) except for the Leases (any any amendments thereto), the Master Agreement is the entire agreement between Assignor and Crossroads pertaining to the Leases and the Hotels, (c) there are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written of any sort, modifying, amending, altering, supplementing or changing the terms of the Master Agreement, (d) a true, correct and complete copy of the Master Agreement is attached hereto as Exhibit "A", and (e) all obligations of Assignor, Tenant, and Crossroads under the Master Agreement have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by any of said parties under the Master Agreement.

         4. Indemnity. Assignor shall indemnify, defend by counsel acceptable to Assignee, and hold harmless Assignee for, from and against any and all claims, loss, cost, liability and expense (including, without limitation, reasonable attorneys' fees and costs) arising out of or in connection with the Master Agreement from events which occurred before the date hereof. Assignee shall indemnify, defend by counsel acceptable to Assignor, and hold harmless Assignor for, from and against any and all claims, loss, cost, liability and expense (including, without limitation, reasonable attorneys' fees and costs) arising out of or in connection with the Master Agreement from events which occur on or after the date hereof.

         5. Successors and Assigns. All of the terms, covenants and conditions set forth herein shall be binding upon and inure to the benefit of Assignor and Assignee and their successors and assigns.
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         IN WITNESS WHEREOF, Assignor and Assignee have executed this
Assignment the day and year first above written.

                                        "Assignor"

                                        HOST FUNDING, INC.,
                                        a Maryland corporation


                                        By: /s/ MICHAEL S. MCNULTY
                                           -----------------------------------
                                           Michael S. McNulty, President

                                        "Assignee"

                                        CROSSHOST, INC. a Maryland corporation


                                        By: /s/ MICHAEL S. MCNULTY
                                           -----------------------------------
                                           Michael S. McNulty, President


APPROVED AND CONSENTED TO
this 13 day of September 1996

CROSSROADS HOSPITALITY TENANT COMPANY, L.L.C., a Delaware limited liability company


By:   /s/ KEVIN P. KILKEARY
    -------------------------------
      Kevin P. Kilkeary, President


CROSSROADS HOSPITAL COMPANY, L.L.C.,
a Delaware limited liability company


By:   /s/ KEVIN P. KILKEARY
    --------------------------------
      Kevin P. Kilkeary, President
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STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

                 The foregoing instrument was acknowledged before me this 11 day of September, 1996, by Michael S. McNulty, President of Host Funding, Inc., a Maryland corporation, on behalf of the corporation.

                                        /s/ BECKY ETTER
                                        -------------------------
                                        Notary Public

My commission expires:

 SEPTEMBER 29, 1999
- -------------------------------


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

                 The foregoing instrument was acknowledged before me this 11 day of September, 1996, by Michael S. McNulty, President of CrossHost, Inc., a Maryland corporation, on behalf of the corporation.


                                        /s/ BECKY ETTER
                                        -------------------------
                                        Notary Public

My commission expires:

 SEPTEMBER 29, 1999
- -------------------------------




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